Exhibit 99(m)


                           Northwest Airlines, Inc.
                             2700 Lone Oak Parkway
                                Eagan, MN 55121


                                CLOSING NOTICE


                                                          [__________, 200_]


TO THE ADDRESSEES LISTED ON
   SCHEDULE A ATTACHED HERETO

     Re: Note Purchase Agreement, dated as of August 5, 2002 among Northwest Airlines, Inc., State Street Bank and Trust Company of Connecticut National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wells Fargo Bank Northwest, National Association, as Escrow Agent, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Paying Agent (the "Note Purchase Agreement").

Dear Sir or Madam:

          Pursuant to Section 2(b) of the Note Purchase Agreement, we hereby notify you that (a) the Scheduled Closing Date for the certain [Airbus A319-114] [Boeing 757-351] [Airbus A330-323] aircraft bearing (with respect to the airframe thereof) Federal Aviation Administration Registration No. N_____ and Manufacturer's Serial No. _____, together with the two (2) [CFM International Inc. CFM56-5A5] [Pratt & Whitney PW2040] [Pratt & Whitney Model PW4168A] commercial jet engines installed thereon bearing Manufacturer's Serial Numbers ______ and ______ (the "Aircraft"), is [_______, 200_] and (b) the Aircraft [is] [is not] a Selected Aircraft [, and the Company shall treat such Selected Aircraft as [an Owned Aircraft] [a Leased Aircraft]]. Capitalized terms used herein without definition shall have the respective meanings given to them in the Note Purchase Agreement.

          We hereby instruct State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trusts, to (i) instruct each Escrow Agent to provide a Notice of Purchase Withdrawal to the Depositary with respect to the Equipment Notes to be issued in connection with the financing of the Aircraft and (ii) enter into the Participation Agreement with respect to the Aircraft on or before [__________] and to perform its obligations thereunder.

          [The undersigned hereby certifies that the Owner Participant (A) is not an Affiliate of the Company and (B) based on the representations of such Owner Participant, is either (1) a Qualified Owner Participant or (2) any other person the obligations of which under the Owner Participant Documents (as defined in the Participation Agreement) are guaranteed by a Qualified Owner Participant.]1

--------

1 To be inserted in the case of a Selected Aircraft which the Company has elected to treat as a Leased Aircraft.

                                                                     Exhibit D


          The aggregate principal amount of each series of Equipment Notes to be issued, and purchased by the Pass Through Trustees, in connection with the financing of the Aircraft is as follows:


                                Interest Rate
Purchasers                      and Maturity                    Purchase Price
----------                      ------------                    --------------

Northwest Airlines Pass    Series 2002-1G-1                      $___________
Through Trust 2002-1G-1    Certificates due [_______]

Northwest Airlines Pass    6.264% Series 2002-1G-2               $___________
Through Trust 2002-1G-2    Certificates due [______]

Northwest Airlines Pass    Series 2002-1C-1                      $___________
Through Trust 2002-1C-1    Certificates due [_______]

Northwest Airlines Pass    9.055% Series 2002-1C-2               $___________
Through Trust 2002-1C-2    Certificates due [_______]

Northwest Airlines Pass    Series 2002-1D                        $___________
Through Trust 2002-1D      Certificates due[_______]

                                                                    Exhibit D




                                       NORTHWEST AIRLINES, INC.


                                       By:____________________________________
                                          Name:
                                          Title:

                                                                    Exhibit D

                                  SCHEDULE A

WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION
299 South Main Street
12th Floor
Salt Lake City, UT 84111
Attention:  Michael Hoggan

STATE STREET BANK AND TRUST COMPANY
OF CONNECTICUT, NATIONAL ASSOCIATION
225 Asylum Street
Goodwin Square
Hartford, CT 06103
Attention:  Corporate/Muni Department

STATE STREET BANK AND TRUST COMPANY
2 Avenue de Lafayette
Boston, MA 02111-1724
Attention:  Corporate Trust Department

STANDARD & POOR'S RATING SERVICE
55 Water Street, 39th Floor
New York, NY 10041
Attention:  Philip A. Baggaley

MOODY'S INVESTORS SERVICES, INC.
99 Church Street
New York, NY 10007
Attention:  Richard Bittenbender

FITCH RATINGS
One State Street Plaza
New York, NY  10017
Attention: Donald Powell

CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH
Eleven Madison Avenue
New York, NY  10010
Attention: James Palen